Exhibit 99.1
FOR IMMEDIATE RELEASE
Symbotic Reports Second Quarter Fiscal Year 2025 Results

Wilmington, Massachusetts (May 7, 2025) -- Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, announced financial results for its second quarter of fiscal year 2025, which ended on March 29, 2025. Symbotic posted revenue of $550 million, a net loss of $21 million and adjusted EBITDA1 of $35 million for the second quarter of fiscal year 2025.
By comparison, in the second quarter of fiscal year 2024, Symbotic had revenue of $393 million, a net loss of $55 million and adjusted EBITDA1 of $9 million.
Cash and cash equivalents increased by $52 million from the prior quarter to $955 million at the end of the second quarter of fiscal year 2025.
“Our execution has improved, and our margins expanded,” said Symbotic Chairman and Chief Executive Officer Rick Cohen. “With stronger project execution and a compelling roadmap of product innovation, we remain well-positioned to deliver increasing value to our stakeholders.”
“Second quarter revenue grew by 40% year-over-year, and we delivered a record number of system starts and completes,” said Symbotic Chief Financial Officer, Carol Hibbard. “Looking forward, we remain committed to delivering improved execution while investing to support our future growth and innovation.”
OUTLOOK
For the third quarter of fiscal 2025, Symbotic expects revenue of $520 million to $540 million, and adjusted EBITDA2 of $26 million to $30 million.
WEBCAST INFORMATION
Symbotic will host a webcast today at 5:00 pm ET to discuss its second quarter of fiscal year 2025 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q2-2025.
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1 Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a non-GAAP financial measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net loss, the most comparable GAAP measure.
2 Symbotic is not providing guidance for net loss, which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net loss is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

ABOUT SYMBOTIC
Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today's complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.
USE OF NON-GAAP FINANCIAL INFORMATION
Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP financial measures”), including adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, and free cash flow. These non-GAAP financial measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP financial measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP financial measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP financial measures presented in this press release are reconciled to their closest reported U.S. GAAP financial measures. Symbotic recommends that investors review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.
Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; business combination transaction expenses; equity method investment; internal control remediation; business transformation costs; fair value adjustments on strategic investments; restructuring charges; joint venture formation fees; equity financing transaction costs; and other infrequent items that may arise from time to time. Symbotic defines adjusted gross profit, a non-GAAP financial measure, as GAAP gross profit excluding the following items: depreciation, stock-based compensation, and restructuring charges. Symbotic defines adjusted gross profit margin, a non-GAAP financial measure, as adjusted gross profit divided by revenue. Symbotic defines free cash flow, a non-GAAP financial measure, as net cash provided by or used in operating activities less purchases of property and equipment and capitalization of internal use software development costs. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, adjusted gross profit, adjusted gross profit margin, and free cash flow non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:
•meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;
•expand its target customer base and maintain its existing customer base;
•realize the benefits expected from the acquisition of Walmart’s Advanced Systems and Robotics business, the GreenBox joint venture, the Commercial Agreement with GreenBox, Symbotic’s acquisitions of developed technology intangible assets, and the commercial agreement with Walmart de México y Centroamérica;
•realize its outlook, including its system gross margin;
•anticipate industry trends;
•maintain and enhance its system;
•maintain the listing of the Symbotic Class A Common Stock on Nasdaq;
•execute its growth strategy;
•develop, design and sell systems that are differentiated from those of competitors;
•execute its research and development strategy;
•acquire, maintain, protect and enforce intellectual property;
•attract, train and retain effective officers, key employees or directors;
•comply with laws and regulations applicable to its business;
•stay abreast of modified or new laws and regulations applying to its business;
•successfully defend litigation;
•issue equity securities in connection with future transactions;
•meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;
•timely and effectively remediate any material weaknesses in its internal control over financial reporting;
•anticipate rapid technological changes; and
•effectively respond to general economic and business conditions.
Forward-looking statements also include, but are not limited to, statements with respect to:
•the future performance of Symbotic’s business and operations;
•expectations regarding revenues, expenses, adjusted EBITDA and anticipated cash needs;
•expectations regarding cash flow, liquidity and sources of funding;
•expectations regarding capital expenditures;
•the anticipated benefits of Symbotic’s leadership structure;
•the effects of pending and future legislation, regulation and trade practices, including tariffs;
•business disruption;
•disruption to the business due to Symbotic’s dependency on certain customers;
•increasing competition in the warehouse automation industry;
•any delays in the design, production or launch of Symbotic’s systems and products;

•the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;
•any defects in new products or enhancements to existing products;
•the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of Symbotic’s new products and services and any changes in its product mix that shift too far into lower gross margin products; and
•any consequences associated with joint ventures and legislative and regulatory actions and reforms.
Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024, filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 4, 2024. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.
In addition to factors previously disclosed in Symbotic’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024 filed with the SEC on December 4, 2024 and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the acquisition of Walmart’s Advanced Systems and Robotics business and risks related to the acquisition.
Any financial projections in this press release or discussed in the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.
Annualized, projected and estimated numbers are not forecasts and may not reflect actual results.
This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.
INVESTOR RELATIONS CONTACT
Charlie Anderson
Vice President, Investor Relations & Corporate Development
ir@symbotic.com
MEDIA INQUIRIES
mediainquiry@symbotic.com

Symbotic Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended			Six Months Ended
(in thousands, except share and per share information)	March 29, 2025	December 28, 2024	March 30, 2024	March 29, 2025	March 30, 2024
Revenue:
Systems	$513,372	$464,059	$370,693	$977,431	$718,398
Software maintenance and support	6,685	5,525	2,566	12,210	4,735
Operation services	29,594	17,109	20,073	46,703	30,142
Total revenue	549,651	486,693	393,332	1,036,344	753,275
Cost of revenue:
Systems	414,560	381,819	342,124	796,378	626,071
Software maintenance and support	2,095	1,884	1,936	3,979	3,662
Operation services	25,168	22,951	19,052	48,120	29,266
Total cost of revenue	441,823	406,654	363,112	848,477	658,999
Gross profit	107,828	80,039	30,220	187,867	94,276
Operating expenses:
Research and development expenses	61,540	43,592	46,462	105,133	88,606
Selling, general, and administrative expenses	78,347	61,076	48,652	139,421	95,663
Total operating expenses	139,887	104,668	95,114	244,554	184,269
Operating loss	(32,059)	(24,629)	(64,894)	(56,687)	(89,993)
Other income, net	11,714	7,823	9,812	19,536	16,011
Loss before income tax and equity method investment	(20,345)	(16,806)	(55,082)	(37,151)	(73,982)
Income tax expense (benefit)	1,397	(150)	252	1,248	80
Loss from equity method investment	(2,490)	(1,564)	—	(4,055)	—
Net loss	(21,438)	(18,520)	(54,830)	(39,958)	(73,902)
Net loss attributable to noncontrolling interests	(17,513)	(15,044)	(46,021)	(32,557)	(62,257)
Net loss attributable to common stockholders	$(3,925)	$(3,476)	$(8,809)	$(7,401)	$(11,645)

Loss per share of Class A Common Stock:
Basic and Diluted	$(0.04)	$(0.03)	$(0.09)	(0.07)	$(0.13)
Weighted-average shares of Class A Common Stock outstanding:
Basic and Diluted	107,726,978	106,098,566	93,043,769	106,900,622	88,155,791

Symbotic Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
The following table reconciles GAAP net loss to Adjusted EBITDA:

	Three Months Ended			Six Months Ended
(in thousands)	March 29, 2025	December 28, 2024	March 30, 2024	March 29, 2025	March 30, 2024
Net loss	$(21,438)	$(18,520)	$(54,830)	$(39,958)	$(73,902)
Interest income	(7,229)	(7,769)	(9,795)	(14,998)	(15,944)
Income tax expense (benefit)	(1,397)	150	(252)	(1,248)	(80)
Depreciation and amortization	11,169	6,860	2,468	18,029	5,033
Stock-based compensation	47,962	28,741	34,726	76,703	64,188
Business Combination transaction expenses	3,298	3,802	—	7,100	—
Equity method investment	2,490	1,564	—	4,055	—
Internal control remediation	2,175	3,076	—	5,251	—
Business transformation costs	2,400	—	—	2,400	—
Fair value adjustments on strategic investments	(4,481)	—	—	(4,481)	—
Restructuring charges	(231)	—	34,206	(231)	34,206
Joint venture formation fees	—	—	—	—	1,089
Equity financing transaction costs	—	—	1,985	—	1,985
Adjusted EBITDA	$34,718	$17,904	$8,508	$52,622	$16,575
The following table reconciles GAAP gross profit to Adjusted gross profit:

	Three Months Ended			Six Months Ended
(in thousands)	March 29, 2025	December 28, 2024	March 30, 2024	March 29, 2025	March 30, 2024
Gross profit	$107,828	$80,039	$30,220	$187,867	$94,276
Depreciation	2,949	2,469	88	5,418	181
Stock-based compensation	11,264	3,709	5,156	14,973	8,587
Restructuring charges	(231)	—	34,206	(231)	34,206
Adjusted gross profit	$121,810	$86,217	$69,670	$208,027	$137,250

Gross profit margin	19.6%	16.4%	7.7%	18.1%	12.5%
Adjusted gross profit margin	22.2%	17.7%	17.7%	20.1%	18.2%

The following table reconciles GAAP net cash provided by (used in) operating activities to free cash flow:

	Three Months Ended			Six Months Ended
(in thousands)	March 29, 2025	December 28, 2024	March 30, 2024	March 29, 2025	March 30, 2024

Net cash provided by (used in) operating activities	$269,575	$205,027	$21,072	$474,602	$(9,078)
Purchases of property and equipment and capitalization of internal use software development costs	(20,560)	(7,357)	(2,871)	(27,917)	(5,864)
Free cash flow	$249,015	$197,670	$18,201	$446,685	$(14,942)

Symbotic Inc. and Subsidiaries
Supplemental Common Share Information
Total Common Shares issued and outstanding:

	March 29, 2025	September 28, 2024
Class A Common Shares issued and outstanding	108,380,772	104,689,377
Class V-1 Common Shares issued and outstanding	76,223,325	76,965,386
Class V-3 Common Shares issued and outstanding	404,309,196	404,309,196
	588,913,293	585,963,959

Symbotic Inc. and Subsidiaries
Consolidated Balance Sheets

(in thousands, except share data)	March 29, 2025	September 28, 2024
ASSETS
Current assets:
Cash and cash equivalents	$954,944	$727,310
Accounts receivable	137,562	201,548
Unbilled accounts receivable	160,248	218,233
Inventories	146,281	106,136
Deferred expenses	4,979	1,058
Prepaid expenses and other current assets	93,966	101,252
Total current assets	1,497,980	1,355,537
Property and equipment, net	123,706	97,109
Intangible assets, net	125,793	3,664
Goodwill	68,669	—
Equity method investment	85,323	81,289
Other assets	62,714	40,953
Total assets	$1,964,185	$1,578,552
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$220,027	$175,188
Accrued expenses and other current liabilities	166,269	165,644
Deferred revenue	1,086,297	676,314
Total current liabilities	1,472,593	1,017,146
Deferred revenue	8,152	129,233
Other liabilities	61,866	42,043
Total liabilities	1,542,611	1,188,422
Commitments and contingencies	—	—
Equity:
Class A Common Stock, 3,000,000,000 shares authorized, 108,380,772 and 104,689,377 shares issued and outstanding at March 29, 2025 and September 28, 2024, respectively	13	13
Class V-1 Common Stock, 1,000,000,000 shares authorized, 76,223,325 and 76,965,386 shares issued and outstanding at March 29, 2025 and September 28, 2024, respectively	7	7
Class V-3 Common Stock, 450,000,000 shares authorized, 404,309,196 shares issued and outstanding at March 29, 2025 and September 28, 2024	40	40
Additional paid-in capital	1,539,378	1,523,692
Accumulated deficit	(1,331,326)	(1,323,925)
Accumulated other comprehensive loss	(2,698)	(2,594)
Total stockholders' equity	205,414	197,233
Noncontrolling interest	216,160	192,897
Total equity	421,574	390,130
Total liabilities and equity	$1,964,185	$1,578,552

Symbotic Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Three Months Ended			Six Months Ended
(in thousands)	March 29, 2025	December 28, 2024	March 30, 2024	March 29, 2025	March 30, 2024
Cash flows from operating activities:
Net loss	$(21,438)	$(18,520)	$(54,830)	$(39,958)	$(73,902)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	12,279	7,645	3,155	19,924	6,352
Equity in net loss from equity method investment	4,055	—	—	4,055	—
Foreign currency (gains) losses, net	20	(32)	(30)	(12)	(8)
Gain on investments	—	—	(8,745)	—	(8,745)
Loss on disposal of assets	—	201	—	201	—
Provision for excess and obsolete inventory	292	688	34,206	980	34,276
Stock-based compensation	43,355	26,773	28,065	70,128	57,527
Gain from strategic investment fair value adjustment	(4,481)	—	—	(4,481)	—
Changes in operating assets and liabilities:
Accounts receivable	(3,195)	67,376	25,328	64,181	(58,461)
Inventories	(23,232)	(10,425)	(16,353)	(33,657)	(17,920)
Prepaid expenses and other current assets	89,491	10,317	(9,777)	99,808	(42,430)
Deferred expenses	(1,757)	(2,164)	2,106	(3,921)	(5,046)
Other assets	(6,400)	(1,079)	440	(7,479)	(5,466)
Accounts payable	13,806	31,145	30,576	44,951	23,315
Accrued expenses and other current liabilities	(65,685)	45,540	(17,600)	(20,145)	(1,884)
Deferred revenue	230,283	58,336	2,678	288,619	72,644
Other liabilities	2,182	(10,774)	1,853	(8,592)	10,670
Net cash provided by (used in) operating activities	269,575	205,027	21,072	474,602	(9,078)
Cash flows from investing activities:
Purchases of property and equipment and capitalization of internal use software development costs	(20,560)	(7,357)	(2,871)	(27,917)	(5,864)
Proceeds from maturities of marketable securities	—	—	140,000	—	290,000
Purchases of marketable securities	—	—	(343)	—	(48,660)
Acquisitions of strategic investments	—	(17,992)	—	(17,992)	—
Cash paid for business acquisitions	(200,000)	—	—	(200,000)	—
Net cash provided by (used in) investing activities	(220,560)	(25,349)	136,786	(245,909)	235,476
Cash flows from financing activities:
Payment for taxes related to net share settlement of stock-based compensation awards	—	(3,012)	(3,125)	(3,012)	(3,181)

Net proceeds from issuance of common stock under employee stock purchase plan	3,233	—	3,435	3,233	3,435
Distributions to or on behalf of Symbotic Holdings LLC partners	(382)	(850)	—	(1,232)	—
Proceeds from issuance of Class A Common Stock	—	—	257,985	—	257,985
Proceeds from exercise of warrants	—	—	—	—	158,702
Net cash provided by (used in) financing activities	2,851	(3,862)	258,295	(1,011)	416,941
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	50	(84)	(13)	(34)	(15)
Net increase in cash, cash equivalents, and restricted cash	51,916	175,732	416,140	227,648	643,324
Cash, cash equivalents, and restricted cash - beginning of period	906,086	730,354	488,102	730,354	260,918
Cash, cash equivalents, and restricted cash - end of period	$958,002	$906,086	$904,242	$958,002	$904,242

	Three Months Ended			Six Months Ended
(in thousands)	March 29, 2025	December 28, 2024	March 30, 2024	March 29, 2025	March 30, 2024
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$954,944	$903,034	$901,382	$954,944	$901,382
Restricted cash	3,058	3,052	2,860	3,058	2,860
Cash, cash equivalents, and restricted cash	$958,002	$906,086	$904,242	$958,002	$904,242